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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 16, 2004
                                                           -------------




                            MERRIMAC INDUSTRIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                   0-11201                     22-1642321
        --------                   -------                     ----------
(State of incorporation)   (Commission File Number)          (IRS Employer
                                                          Identification Number)



          41 Fairfield Place, West Caldwell, New Jersey        07006
          ---------------------------------------------        -----
          (Address of Principal Executive Offices)           (Zip Code)




       Registrant's telephone number, including area code: (973) 575-1300
                                                           --------------


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ITEM 4. Changes in Registrant's Certifying Accountant.

On June 16, 2004, the Audit Committee of the Board of Directors of Merrimac Industries, Inc. (the "Company") dismissed Ernst & Young LLP ("E&Y") as the Company's independent auditors.

The audit reports of E&Y on the Company's consolidated financial statements as of and for the fiscal years ending December 28, 2002 and January 3, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 28, 2002 and January 3, 2004, and for the interim period through June 16, 2004, the date the engagement of E&Y by the Company ended, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

During the fiscal years ended December 28, 2002 and January 3, 2004, and for the interim period through June 16, 2004, the date the engagement of E&Y by the Company ended, E&Y did not advise the Company of any reportable events under
Item 304(a)(1)(iv)(B) of Regulation S-B promulgated under the Securities Exchange Act of 1934.

The Company has provided E&Y with a copy of the foregoing disclosures. Attached as Exhibit 16.1 hereto is a copy of the letter from E&Y to the Securities and Exchange Commission, dated June 16, 2004, stating that it agrees with such statements.

On June 16, 2004, the Audit Committee of the Board of Directors of the Company engaged Grant Thornton LLP ("Grant Thornton") as the Company's new independent auditors. During the fiscal years ended December 28, 2002 and January 3, 2004, and for the interim period through June 16, 2004, the date the engagement of E&Y by the Company ended, neither the Company nor anyone acting on the Company's behalf consulted Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided by Grant Thornton to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a "disagreement" or "event", as those terms are described in Item 304(a)(1)(iv) of Regulation S-B.

ITEM 7. Financial Statements, Pro Forma Financial Information And Exhibits.

(c) Exhibits.

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16.1    Letter from Ernst & Young LLP to the Securities and Exchange
        Commission, dated June 16, 2004


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 16, 2004

                                            MERRIMAC INDUSTRIES, INC.

                                            By: /s/ Robert V. Condon
                                            --------------------------------
                                            Name: Robert V. Condon
                                            Title: Vice President, Finance and
                                                   Chief Financial Officer